American Gas Association Financial Forum May 2014 Exhibit 99.1

Safe Harbor Provision
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.
In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,”
“expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-
looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters);
fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources;
severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions;
variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-
year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the
Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in
Unitil's Annual Report on Form 10-K for the year ended December 31, 2013.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

2 Unitil Service Areas Natural gas and electric utility serving approximately 180,000 gas and electric customers in Maine, New Hampshire and Massachusetts

The Shale Revolution 3 ~100 Years of Supply

Source: Unitil estimates
Natural gas costs 50% less than home heating oil

Compelling Price Advantage
Current Retail Cost Comparison (Residential Customer)
$0
$1,000
$2,000
$3,000
$4,000
Annual Residential Heating Cost ($)
Gas Fuel Oil

Historically high heating
oil use and relatively low
penetration of natural gas
in our service areas
provides favorable
conditions for growth
•
Low Gas Penetration
ME Service Area: 49%
on-the-main penetration
• NH Service Area: 61%
on-the-main penetration

6 New Pipeline Capacity New pipeline capacity will improve price competitiveness by increasing the delivery of abundant shale gas to northern New England Source: EIPC Gas Pipelines Serving New England

7 33% Growing Gas Customer Base Gas Customer Additions Targeting 4-6% annual therm sales growth Long-Term Growth Potential

New Customer Potential
Significant number of
communities surrounding
existing service areas remain
unserved
• Up to 40,000 potential new
customers along existing mains
• Up to an additional 250,000
potential new customers in
unserved areas

Rate Case Results

(1) Includes Fitchburg Electric requested revenue requirement of $6.7 million (of which $2.1 million is related to storm recovery) and additional storm reserve fund of $2.8 million
2014 Rate Relief
(1)
~$60 million in rate relief since 2010
2010-2013 Rate Relief
Over 50%
increase to
sales margin
since 2010
$0
$20
$40
$60
$80
2010 - 2014 Total

Generating Financial Results 10 Gas & Electric Sales Margin 12% ($ in millions) Net Income 32% ($ in millions)

Historical Dividend Stability
•
Current quarterly dividend is $0.345 (annual
dividend is $1.38 per share)
•
Current dividend yield of approximately 4.2% (1)
•
Since incorporation in 1984, Unitil has
continuously paid quarterly dividends and has
never reduced its dividend rate
(1) As of May 14, 2014

A Unique Growth Opportunity
•
Historic growth opportunity via shale gas revolution
and increasing demand for natural gas
•
Potential to significantly expand customer base
•
Well executed regulatory strategy
•
Stable dividend
•
Sustainable long-term growth trajectory

Appendix

Source: Unitil estimates
• On a retail-delivered basis, natural gas is approximately 50% the cost of retail fuel oil
• Typical residential customer saves on average ~$1,500 / year with natural gas

Natural Gas Price Advantage
Current Retail Cost Comparison
Natural gas is
currently ~50%
the cost of
retail fuel oil
Long-Term Price Forecast
Source: EIA
Increasing
price
differential

On-the-Main Growth Potential
Natural Gas Penetration
84.3% 0.1%
Maine
New Hampshire
•
Up to 40,000 potential new customers along existing distribution mains
Source: US Census Bureau
U.S. Natural Gas Penetration Rate ~48%
67%
5%
4%
7%
Heating Oil Natural
Gas
Electic
Heat
Propane
47%
20%
8%
14%
Heating Oil Natural
Gas
Electic
Heat
Propane

New Service Areas
•
Up to 250,000 potential new customers
1
2
3
4
5
Gas Expansion Opportunities Provide Years of Above Industry Average Customer Growth
1. Poland New Service Area – 4.0 miles, 830 residential
equivalent
2. Wells Extension – 1.2 miles, 440 residential equivalent
3. Lewiston Extension – 0.2 miles, 360 residential
equivalent
4. Brentwood New Service Area – 4.2 miles, 1,350
residential equivalent
5. Dover Extension – 1.5 miles, 180 residential equivalent
6. Hampton Extension – 1.0 mile, 50 residential equivalent
6

Q1 2014 Financial Results
•
First quarter net income of $12.6 million, or $0.91 per share
•
Improvement of $1.8 million, or 17%, and $0.12 per share, compared to the first quarter of 2013
•
Improved financial results driven by colder weather and the positive impact of steady customer growth
Three Months Ended
March 31,
(Millions except shares outstanding and EPS)
2014 2013
(Unaudited) (Unaudited)
Net Income to Common $12.6 $10.8
Weighted-Average Shares Outstanding (000's) 13,822 13,750
Earnings Per Share $0.91 $0.79

Key Performance Drivers Change
6%
15%
20%
Key Performance Drivers Change
*  Excludes decoupled gas sales
Unit Sales
Sales Margin
Gas Unit Sales and Margin
Natural Gas Sales Margin
Natural Gas Sales*
• Heating degree days increased
12% over prior year
• Growth in residential / C&I
customers – 3.1% year-over-year
increase
• Increased customer usage
• Distribution base rate increases
• Higher sales from colder weather,
customer additions and increased
usage
• Colder weather than prior year
positively impacted earnings by an
estimated $0.07 per share

Key Performance Drivers Change
4%
Key Performance Drivers Change
* Excludes decoupled electric sales
Unit Sales
Sales Margin
Electric Unit Sales and Margin
5%
• Growth in residential / C&I customers
• Increased customer usage
• Distribution base rate increases
• Higher sales from customer additions
and increased usage
Electric Sales*
Electric Sales Margin

Rate Relief

•
Approximately $37 million of rate relief achieved through end of 2013
•
Achieved additional rate relief from gas base rate cases for Northern Maine and New
Hampshire divisions of $3.8 million and $4.6 million, respectively
•
Favorable cost tracker mechanisms will result in ongoing rate relief through annual step adjustments
•
Fitchburg Electric rate case is pending and will be completed mid-2014
Projected Base Rate Relief
(1) Reflects requested revenue requirement of $6.7 million (of which $2.1 million is related to storm recovery) and  additional storm reserve fund of $2.8 million
(1)
($ in millions)
$36.8
$3.8
$4.6
$1.4
$1.5
$1.3
$9.5
$59.5
2010-2013
Total
Northern ME
Rate Case
1/1/2014
Northern NH
Rate Case
5/1/2014
Northern NH
Tracker
5/1/2014
Unitil Energy
Tracker
5/1/2014
Northern ME
Tracker
5/1/2014
Fitchburg
Rate Case
6/1/2014
Granite State
Tracker
8/1/2014
2010-2014
$0.6
Electric
Projected
Total

Q1 2014 Return on Equity
Subsidiary Q1 2014 Return on Equity Long-Term Rate Plans
Northern Utilities (New Hampshire)
• Estimated rate adjustment of ~$1.4 million effective
May 1, 2014
Northern Utilities (Maine)
• Estimated rate adjustment of ~$1.3 million effective
May 1, 2014
Unitil Energy (New Hampshire)
• Estimated rate adjustment of ~$1.5 million effective
May 1, 2014
Fitchburg (Electric)
• Requested annual revenue adjustment mechanism to
complement revenue decoupling
Granite State (FERC Pipeline)
• Estimated rate adjustment of ~$0.6 million effective
August 1, 2014
Authorized ROE Range of 9.20%-9.75%
Company
03/14
Common
Equity
03/14
LTM
ROE
(1)
Unitil Energy $69.7 9.2%
Northern Utilities (New Hampshire)
Northern Utilities (Maine)
$126.0 8.8%
Granite State $11.0
Fitchburg (Electric)
$65.9 5.4%
Fitchburg (Gas)
9.4%
(1) ROE calculated by dividing last twelve months GAAP Net Income to
Common by Common Equity as of March 2014

•
Northern Utilities Maine
• Permanent increase in annual revenue of $3.8 million went into effect January 1, 2014
• Includes a capital cost recovery tracking mechanism to recover the future costs associated with cast iron and bare steel replacement programs with a term of four years
•
Capital structure reflects ~52% equity ratio and an implied ROE of 9.75%
•
Northern Utilities New Hampshire
• Permanent increase in annual revenue of $4.6 million effective May 1, 2014 reconciled back to July 1, 2013
• Includes multi-year step adjustments to recover capital spending on gas mains extensions and infrastructure replacement projects
• Capital structure reflects
~52%
equity ratio and an authorized ROE of 9.5%
Northern Utilities Rate Cases

Maine Projected Rate Relief New Hampshire Projected Rate Relief
($ in millions) ($ in millions)
$4.6
$7.4
$1.4
$1.4
5/2014 Revenue
Requirement
5/2014
Tracker
5/2015
Tracker
Total Rate
Relief
$3.8
$1.3
$1.0
$1.0
$1.0
$8.1
1/2014
Revenue
Requirement
5/2014
Tracker
5/2015
Tracker
5/2016
Tracker
5/2017
Tracker
Total Rate
Relief

Q1 2013 Gas Margin
• Base rate design was adjusted in rate cases for Northern Utilities Maine and New Hampshire divisions
• Rate design in both jurisdictions reflects higher fixed charges (i.e. customer charge) to smooth customer bills throughout the year
• Higher fixed charge causes gas margin to be less affected by the seasonal nature of the gas business
• Less sensitivity to variable weather conditions
Q1 2014 Gas Margin

Fixed Charge Increase

•
Fitchburg Electric (Massachusetts) base rate case filed in July of 2013
•
2012 year end revenue deficiency of $6.7 million which includes $2.1 million of deferred storm cost recovery
•
Additional $2.8 million requested for a major storm cost reserve fund to address costs of future major storms
•
Capital structure reflects 48% equity ratio and a 10.25% requested ROE
•
Filing includes a multi-year rate plan for recovery of future rate base additions
•
Transition charge expected to decrease ~$13 million annually by end of 2014 which will offset the requested rate increases on customer bills
•
Expect rate case decision and permanent rates in the second quarter of 2014
Massachusetts Rate Case Update

•
Total capital budget of $91 million
in 2014
•
Expect to double gas distribution
rate base
•
Plan to grow gas rate base to
approximately $360 million by
2016, doubling the size of the gas
business since 2008
Capital Budget and Rate Base

($ in millions) ($ in millions)
Electric Rate Base
2014 Capital Budget $91 million
Gas Rate Base
3%
10%
($ in millions)
Information
Technology
$7

Balanced Capital Structure
3/31/14 Liquidity 3/31/14 Capitalization
• Balanced capital structure
•
49% equity capitalization
•
Significant liquidity to fund growth
($ in millions)
Credit Facility Limit 120.0 $
Less: Current Balance 59.2
Liquidity 60.8 $
Long Term
Debt
51%
Common
Equity
49%
Preferred
Stock
<0.1%